                                                             Scudder Investments

Scudder Japanese Equity Fund - Class A, B and C Shares

Supplement dated October 16, 2002 to prospectus dated January 1, 2002, as revised September 5, 2002

The following replaces the "Investment Advisor to the Portfolio" section on page 13 of the Prospectus:

Investment Advisor to the Portfolio. Deutsche Asset Management, Inc. (`DeAM, Inc.' or the `Advisor') is the Portfolio's advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. Prior to September 5, 2002, Investment Company Capital Corporation (`ICCC'), an affiliate of DeAM, Inc., served as the Portfolio's advisor. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc., was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. DeAM, Inc. provides the same services that ICCC provided to the Portfolio and is entitled to receive the same rate of compensation that ICCC received. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder Investment family of funds. As of June 30, 2002, DeAM, Inc. managed approximately $93 billion in assets. DeAM, Inc. is also an indirect wholly-owned subsidiary of Deutsche Bank AG.

The following replaces the second paragraph of the discussion on the short-term redemption fee, which appears on page 29 of the prospectus in the Section entitled "Policies about transactions:"

         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee is not assessed in connection with the redemption of shares:

         . acquired through reinvestment of dividends and other distributions;

         . in an account which is closed because the account fails to meet minimum balance requirements;

         . held by 401(k) plans, individual retirement accounts or profit sharing plans; and

         . purchased by accounts opened pursuant to `black box wrap fee programs' that have been preapproved by the Fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level.

The following supplements the discussion on the short-term redemption fee, which appears on page 29 of the prospectus in the Section entitled "Policies about transactions:"

The short-term redemption fee does not apply to shares of the Fund acquired by an exchange of shares of The Japan Fund, Inc. prior to December 31, 2002.

               Please Retain This Supplement for Future Reference

Deutsche Investors Funds, Inc.
SJEF-3600 (10/7/02)
CUSIPs:  251555777
         251555769
         251555751

                                                             Scudder Investments

Scudder Japanese Equity Fund - Class A, B and C Shares

Supplement dated October 16, 2002 to the Statement of Additional Information dated January 1, 2002, as supplemented September 5, 2002

As of September 5, 2002, Deutsche Asset Management (Japan) Limited (`DeAMJ') replaces DWS International Portfolio Management GmbH as the Japanese Equity Portfolio's (the `Portfolio') sub-advisor. DeAMJ's address is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173.

As of September 5, 2002, Deutsche Asset Management, Inc. (`DeAM, Inc.') replaces Investment Company Capital Corporation as the Portfolio's advisor. DeAM, Inc.'s address is 280 Park Avenue, New York, NY 10017. As of June 30, 2002, DeAM, Inc. managed approximately $93 billion in assets.

               Please Retain This Supplement for Future Reference

Deutsche Investors Funds, Inc.
CUSIPs:  251555777
         251555769
         251555751

                                                             Scudder Investments

Scudder Japanese Equity Fund - Class S Shares

Supplement dated October 16, 2002 to prospectus dated July 15, 2002, as revised September 5, 2002, as further revised October 1, 2002

The following replaces the "Investment Advisor to the Portfolio" section on page 15 of the Prospectus:

Investment Advisor to the Portfolio. Deutsche Asset Management, Inc. (`DeAM, Inc.' or the `Advisor') is the Portfolio's advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. Prior to September 5, 2002, Investment Company Capital Corporation (`ICCC'), an affiliate of DeAM, Inc., served as the Portfolio's advisor. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc., was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. DeAM, Inc. provides the same services that ICCC provided to the Portfolio and is entitled to receive the same rate of compensation that ICCC received. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder Investment family of funds. As of June 30, 2002, DeAM, Inc. managed approximately $93 billion in assets. DeAM, Inc. is also an indirect wholly-owned subsidiary of Deutsche Bank AG.


The following replaces the second paragraph on page 24 of the prospectus in the Section entitled "How the fund calculates share price:"

The price at which you sell Class S shares of the Fund is also the class' NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in an employer-sponsored retirement plan that is set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to `black box wrap fee programs' that have been preapproved by the Fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

               Please Retain This Supplement for Future Reference

Deutsche Investors Funds, Inc.
369-2A-092
CUSIP:   251555611

                                                             Scudder Investments

Scudder Japanese Equity Fund - Class S Shares

Supplement dated October 16, 2002 to the Statement of Additional Information dated July 15, 2002.

As of September 5, 2002, Deutsche Asset Management (Japan) Limited (`DeAMJ') replaces DWS International Portfolio Management GmbH as the Japanese Equity Portfolio's (the `Portfolio') sub-advisor. DeAMJ's address is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173.

As of September 5, 2002, Deutsche Asset Management, Inc. (`DeAM, Inc.') replaces Investment Company Capital Corporation as the Portfolio's advisor. DeAM, Inc.'s address is 280 Park Avenue, New York, NY 10017. As of June 30, 2002, DeAM, Inc. managed approximately $93 billion in assets.

The following replaces the fifth paragraph of the "Management of the Fund" section on page 41 of the Statement of Additional Information.

DeAM, Inc., in its capacity as Advisor, has contractually agreed through December 31, 2003 to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that its annual expenses do not exceed 1.40% of the Class A Shares' average daily net assets, 2.15% of the Class B Shares' average daily net assets, 2.15% of the Class C Shares' average daily net assets and 1.15% of the Class S Shares' average daily net assets.

               Please Retain This Supplement for Future Reference

Deutsche Investors Funds, Inc.
CUSIP: 251555611
811-08227